Rule 497(k)

File No. 333-156529

Exchange Traded Concepts Trust

Summary Prospectus | March 30, 2026

ETC 6 Meridian Hedged Equity-Index Option Strategy ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc. | (Ticker Symbol: SIXH)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.6meridianfunds.com/investor-materials. You can also get this information at no cost by calling 866-SIXM-ETF (749-6383), by sending an e-mail request to 6MeridianETFs@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, each dated March 30, 2026, as each may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

MER-SM-001-0700

Investment Objective

The ETC 6 Meridian Hedged Equity-Index Option Strategy ETF (the “Fund”) seeks to provide capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.31%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.14%
Interest Expense	0.24%
Total Annual Fund Operating Expenses[1]	0.69%

[1]	Fees have been restated to reflect current year fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. For the fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 214% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that invests in a portfolio of equity securities while selling call options against market indices or funds. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The equity securities in which the Fund invests are mainly common stocks. The Fund may invest in equity securities of companies of any capitalization.

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Madison Avenue Financial Solutions, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), employs a strategy pairing a portfolio of equity securities with an index call option writing overlay designed to reduce the exposure of the Fund to broad equity market risk with the goal of providing risk-adjusted returns. Pursuant to this investment strategy, the Sub-Adviser will sell (or write) call options on broad equity market indices or funds representing the basket of common stocks representing such indices. Typically, the Sub-Adviser will seek to write options on the full value of the equity portfolio. The call option writing portion of the strategy attempts to generate income in the form of the premium paid by the buyer of the option, contributing to the Fund’s total return. In exchange for this income, the Fund’s total return may be reduced relative to a portfolio consisting solely of equity securities in rising markets and may be enhanced relative to the same portfolio in flat or declining markets. In return for the option premium, the Fund gives the purchaser of the call option either the right to buy the security from the Fund at a specified exercise (or strike) price, or the right to receive a cash payment equal to the difference between the value of the security and the exercise price if the value is above the exercise price on or before the expiration date of the option.

The Fund will write index call options on broad-based indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

In constructing the equity portfolio, the Sub-Adviser uses quantitatively-driven methods emphasizing high quality large-capitalization securities. Securities are first ranked on a composite of several variables intended to measure profitability, growth and ability to service financing obligations. Securities ranking the lowest on this composite measure, as expressed relative to the distribution of all securities measured, are excluded from the investable universe. Securities exhibiting low momentum, as defined below, are also excluded. The remaining securities are then ranked separately on measures of multiple investment factors including beta, momentum, yield, value and quality. Beta is intended to measure the exposure of a security to broad market risk and is defined here as the co-movement of the return of a security with the return of the securities included in the investable universe scaled by the volatility of the investable universe’s returns. For example, a security that has a beta of 1.0 has the same market risk as the securities in the investable universe, a security that has a beta less than 1.0 has less market risk than the securities in the investable universe, and a security that has a beta greater than 1.0 has more market risk than the securities in the investable universe. For purposes of this model, lower values for beta rank more favorably. Momentum refers to the trailing price appreciation of a security relative to the investable universe measured over the twelve-month period preceding the date of measurement. Yield is measured as the annual dividends or income paid divided by the price of the security. Value is calculated using ratios of fundamental measures of company size to the market value of that company. For purposes of this model, quality is measured as gross profitability. The securities that rank highest on a sequential percentile basis for each factor measure are included in the Fund’s portfolio, at weights determined based on the number of factors for which the security ranks highly.

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In addition to selling call options, the Fund also may hedge its portfolio through the use of inverse ETFs, which are ETFs that are constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Covered Call Option Writing Risk. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the reference index above the exercise prices of such options but will continue to bear the risk of declines in the value of the reference index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

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Dividends Risk. The Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

Equity Securities Risk. The prices of equity securities in which the Fund invests may rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole.

Inverse ETF Risk. Inverse ETFs are ETFs that are constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. An inverse ETF is designed to lose value as the underlying benchmark increases in value, a result that is opposite from traditional mutual funds, and shareholders of inverse ETFs will lose money when the value of the underlying benchmark rises. Successful use of inverse ETFs requires that the Sub-Adviser correctly predict short term market movements. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed. Due to volatility and the effects of compounding, inverse ETFs can lose money even if the level of the underlying benchmark falls. Inverse ETFs may also employ leverage so that their returns are multiple times the opposite of the underlying benchmarks.

Issuer-Specific Risk. Fund performance depends on the performance of the issuers to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. The securities of large-capitalization companies may also be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, shares of the Fund may trade at a material discount to their net asset value (“NAV”) per share and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Low Beta Style Risk. Although subject to the risks of common stocks, low beta stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low beta stocks may not produce investment exposure that has lower variability to changes in such stock’ price levels. Low beta stocks are likely to underperform the broader market during periods of rapidly rising stock prices.

Management Risk. The Fund is an actively managed ETF. The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions, or company performance, and these judgments may affect the return on your investment. The quantitative strategy used by the Sub-Adviser may not perform as expected, particularly in volatile markets.

Market Risk. The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the imposition of tariffs, or other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Models and Data Risk. The Sub-Adviser relies heavily on quantitative models as well as data and information supplied by third parties that are utilized by the models. To the extent the models do not perform as designed or as intended, the Fund’s strategy may not be successfully implemented, and the Fund may lose value. If the models or data are incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the models or data been correct and complete.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which investment performance of the Fund while using a momentum strategy may suffer.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

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Options Risk. Options give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Sub-Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Portfolio Turnover Risk. The Fund’s investment strategy may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Quality Stocks Risk. Stocks that demonstrate attributes of quality as determined by the Sub-Adviser’s quantitative models may experience lower than expected returns or negative returns. Many factors can affect a stock’s quality and performance and the impact of these factors on a stock is impossible to predict.

Small- and Mid-Capitalization Risk. The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Tax Risk. The Fund’s covered call investment strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders are subject to federal income tax at rates of up to 20%. The Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends received deduction for corporate shareholders. For these reasons, a significant portion of distributions received by Fund shareholders may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. Covered call options may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions. You should consult your tax advisor as to the tax consequences of acquiring, owning and disposing of shares of the Fund.

Trading Risk. Shares of the Fund may trade on the NYSE Arca, Inc. (the “Exchange”) above (premium) or below (discount) their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. In such a circumstance, the Fund’s shares could trade at a premium or discount to their NAV.

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Value Style Risk. Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Sub-Adviser believes are their full market values, either because the market fails to recognize what the Sub-Adviser considers to be the security’s true value or the Sub-Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual total returns of the S&P 500® Index, a broad-based securities market index, and of the Cboe S&P 500®  BuyWrite Index, that reflects the type of securities in which the Fund invests. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.6meridianfunds.com/sixh or by calling toll-free 866-SIXM-ETF (749-6383).

Annual Total Returns as of 12/31

20%
15%
10%
5%
0%
18.51%
7.13%
4.86%
11.92%
9.34%
2021
2022
2023
2024
2025

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	16.74%	Q4/2022
Lowest Return	-4.46%	Q2/2022

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Average Annual Total Returns for the Periods Ended December 31, 2025

ETC 6 Meridian Hedged Equity-Index Option Strategy ETF	1 Year	5 Years	Since Inception (5-8-2020)
Return Before Taxes	9.34%	10.25%	10.18%
Return After Taxes on Distributions	8.75%	9.73%	9.67%
Return After Taxes on Distributions and Sale of Fund Shares	5.93%	8.07%	8.04%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	17.96%
Cboe S&P 500® BuyWrite Index (reflects no deduction for fees, expenses, or taxes)	8.91%	9.33%	11.44%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares of the Fund through tax-deferred arrangements, such as 401(k) plans or IRAs. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Madison Avenue Financial Solutions, LLC (doing business as 6 Meridian) serves as the sub-adviser to the Fund.

Portfolio Managers

Andrew Mies, Founder/Partner and Chief Investment Officer of the Sub-Adviser, has served as a portfolio manager of the Fund since its inception in 2020.

Ammie Weidner, Partner – Director of Trading and Operations of the Sub-Adviser, has served as a portfolio manager of the Fund since its inception in 2020.

Jason Mayers, Senior Associate, Investment Management of the Sub-Adviser, has served as a portfolio manager of the Fund since 2022.

Alberto Jimenez, Investment Management Analyst of the Sub-Adviser, has served as a portfolio manager of the Fund since 2026.

Andrew Serowik, Co-Chief Executive Officer and Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2020.

Todd Alberico, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since 2021.

Gabriel Tan, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since 2021.

Brian Cooper, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since 2022.

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Purchase and Sale of Fund Shares

The Fund issues shares to, and redeems shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions for the Fund generally are conducted in exchange for the deposit or delivery of a portfolio of securities closely approximating the holdings of the Fund and a specified cash payment. Individual shares of the Fund may only be purchased and sold in the secondary market through a broker or dealer at a market price. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at prices greater than NAV (premium) or less than NAV (discount). When buying or selling shares of the Fund in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.6meridianfunds.com/sixh.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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